SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2006

                           PROVIDENT NEW YORK BANCORP
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   0-25233                 80-0091851
       -----------              --------------------       -------------
(State or Other Jurisdiction)  (Commission File No.)      (I.R.S. Employer
    of Incorporation)                                    Identification No.)


400 Rella Boulevard, Montebello, New York                      10901
-----------------------------------------                     --------
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (845) 369-8040
                                                    ---------------



                                 Not Applicable
                              -------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

     On March 31, 2006, Provident Bank, the wholly-owned subsidiary of Provident New York Bancorp (the "Registrant"), entered into an amendment to each of the Deferred Compensation Agreements with President, Chief Executive Officer and Director George Strayton and Directors Donald T. McNelis and William R. Sichol. The amendments require that accounts deemed invested in stock of the Registrant will both remain deemed invested in stock of the Registrant and distributed in stock of the Registrant. However, in the case of a "Change in Control" of the Registrant, the participant will be permitted to elect a lump sum, cash distribution or redirect their deemed investment into a deemed investment other than stock of the Registrant.

     Copies of the amendments will be filed as exhibits to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006.

Item 9.01.      Financial Statements and Exhibits.

       (a)      Not Applicable.

       (b)      Not Applicable.

       (c)      None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   PROVIDENT NEW YORK BANCORP



DATE: April 5, 2006                         By:     /s/ Paul A. Maisch
                                                    ---------------------------
                                                    Paul A. Maisch
                                                    Executive Vice President and
                                                      Chief Financial Officer